UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Rule 14a-12

Digital Ally, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee: (Check the appropriate box):

[X] No fee required

[  ] Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Digital Ally, Inc.

15612 College Boulevard

Lenexa, Kansas 66219

THESE SUPPLEMENTAL PROXY MATERIALS PROVIDE ADDITIONAL INFORMATION

REGARDING THE ANNUAL MEETING OF STOCKHOLDERS

On July 1, 2021, Digital Ally, Inc. (the “Company”) announced that the Company’s Annual Meeting of Stockholders (the “Annual Meeting”), originally scheduled to be held on Tuesday, June 22, 2021, and subsequently adjourned to July 1, 2021 at 11:15 a.m. EDT, has been adjourned to July 8, 2021 at 11:15 a.m. EDT, to be held at the Company’s facility at 15612 College Boulevard, Lenexa, Kansas 66219, in order to allow the Company adequate time to achieve a quorum for the transaction of business under the Company’s amended and restated bylaws, including voting on the proposals described in the Company’s Definitive Proxy Statement (the “Proxy Statement”) and set forth on the proxy attached thereto, which were filed with the Securities and Exchange Commission (“SEC”) on April 27, 2021 and mailed to stockholders on or about April 30, 2021. The Company has announced such adjournment at the originally scheduled Annual Meeting. The announcement supplements the Proxy Statement that the Company filed with the SEC. Below is a copy of the announcement.

Our board of directors has fixed the close of business on April 23, 2021 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Stockholders of the Company who have previously submitted their proxy or otherwise voted and who do not want to change their vote do not need to take any action.

Notwithstanding the foregoing or anything to the contrary contained herein, as a precaution due to the outbreak of the coronavirus (COVID-19), the Company is planning for the possibility that there may be limitations on attending the adjourned Annual Meeting and any further adjournments in person, or the Company may decide to hold such Annual Meeting on a different date, at a different location or by means of remote communication (i.e., a “virtual meeting”).

Your vote is important no matter how many shares you own, so please take the time to vote today. If you need assistance in voting your shares, please contact the Company at (913) 814-7774.

DIGITAL ALLY, INC. TO ADJOURN ANNUAL

MEETING OF STOCKHOLDERS

LENEXA, KANSAS, July 1, 2021 — Digital Ally, Inc. (NASDAQ: DGLY) (the “Company”) today announced that the Company has adjourned its Annual Meeting of Stockholders (the “Annual Meeting”), which was originally scheduled to be held on Tuesday, June 22, 2021, and subsequently adjourned to Thursday, July 1, 2021 at 11:15 a.m. EDT, to Thursday July 8, 2021 at 11:15 a.m. EDT, to be held at the Company’s facility at 15612 College Boulevard, Lenexa, Kansas 66219. The Company has announced such adjournment at the originally scheduled Annual Meeting.

The Company adjourned the Annual Meeting in order to allow the Company adequate time to achieve a quorum for the transaction of business under the Company’s amended and restated bylaws. The record date for the Annual Meeting remains April 23, 2021. Stockholders of the Company who have previously submitted their proxy or otherwise voted and who do not want to change their vote do not need to take any action.

Each stockholder’s vote matters and is important no matter how many shares they own. The Company requests that its stockholders please take the time to read and respond to the Company’s proxy materials that were previously provided to them and vote promptly. Voting over the phone or on the Internet will require that stockholders have their proxy control number available. That number is either printed on the voting instruction form, if stockholders received a physical copy of the proxy materials, or accessible through the voting portal, if the proxy materials were electronically delivered. Stockholders who have sold their shares but were a holder of record at the close of business on April 23, 2021, the record date for the Annual Meeting, remain entitled to vote. The Company encourages its stockholders who have already voted against any of the proposals in the Definitive Proxy Statement for the Annual Meeting (the “Proxy Statement”) to please reconsider voting. In particular, the Company’s board of directors encourages stockholders to vote “FOR” each of the proposals described in the Proxy Statement.

Stockholders who need assistance in submitting their proxy or voting their shares should call the Company at (913) 814-7774.

About Digital Ally

Digital Ally® specializes in the design and manufacturing of the highest quality video recording equipment and video analytic software. Digital Ally pushes the boundaries of technology in industries such as law enforcement, emergency management, fleet safety and event security. Digital Ally’s complete product solutions include vehicle and body cameras, flexible software storage, automatic recording technology and various critical safety products. In addition, Digital Ally launched the Shield Health Protection Products line including Shield Cleansers, a highly effective, yet safe, disinfectant and sanitizer for use against SARS-CoV-2, a non-contact thermometer/controlled-entry device, an electrostatic sprayer for fast and efficient disinfecting of large areas, and a variety of personal protective equipment including face masks, gloves and sanitizer wipes.

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. These forward-looking statements are based largely on the expectations or forecasts of future events, can be affected by inaccurate assumptions, and are subject to various business risks and known and unknown uncertainties, a number of which are beyond the control of management. Therefore, actual results could differ materially from the forward-looking statements contained in this press release. A wide variety of factors that may cause actual results to differ from the forward-looking statements include, but are not limited to, the following: whether the Company will be able to successfully identify and execute on opportunities to expand its current business lines and/or new acquisition targets and that it will be successful in integrating such new businesses in order to generate profits for the Company; whether the Company will be able to improve its revenue and operating results, especially in light of the adverse effects of the Covid-19 pandemic on its customers, suppliers and employees; whether it will be able to resolve its liquidity and operational issues given the impact of the Covid-19 pandemic; whether it will be able to achieve improved production and other efficiencies to restore its gross and operating margins in the future; whether the Company will be able to continue to expand into non-law enforcement markets, including disinfectant/sanitizer and temperature screening products, and increase its service based revenue; whether the Company has resolved its product quality and supply chain issues; whether the EVO-HD will help the Company increase its product revenues; whether the Company will continue to experience declines in legal expenses as a result of concluding its patent litigation; whether and the extent to which the US Patent and Trademark Office rulings will curtail, eliminate or otherwise have an effect on the actions of competitors and others in the marketplace respecting the Company, its products and customers; its ability to deliver its newer product offerings as scheduled, and in particular the EVO-HD product platform, obtain the required components and products on a timely basis, and have them perform as planned; its ability to maintain or expand its share of the markets in which it competes, including those outside the law enforcement industry; whether it will be able to adapt its technology to new and different uses, including being able to introduce new products; competition from larger, more established companies with far greater economic and human resources; its ability to attract and retain customers and quality employees; the effect of changing economic conditions; and changes in government regulations, tax rates and similar matters. These cautionary statements should not be construed as exhaustive or as any admission as to the adequacy of the Company’s disclosures. The Company cannot predict or determine after the fact what factors would cause actual results to differ materially from those indicated by the forward-looking statements or other statements. The reader should consider statements that include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “projects,” “should,” or other expressions that are predictions of or indicate future events or trends, to be uncertain and forward-looking. It does not undertake to publicly update or revise forward-looking statements, whether because of new information, future events or otherwise.

For additional news and information please visit www.digitalallyinc.com or follow additional Digital Ally Inc. social media channels here:

Facebook I Instagram I Linkedin I Twitter

Media Contacts:	Stanton Ross, CEO
Tom Heckman, CFO
Digital Ally, Inc.
913-814-7774
info@digitalallyinc.com